UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 26, 2021

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DE		1-10275		75-1914582
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(I.R.S. Employer Identification No.)

3000 Olympus Blvd
Dallas	TX			75019
(Address of principal executive offices)				(Zip Code)
		(972)	980-9917
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.10 par value	EAT	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 26, 2021, the Board of Directors (the “Board”) of Brinker International, Inc. (the “Company”) approved a Performance Share Plan (the “Performance Share Plan”) for executive officers, other officers and key employees pursuant to the Company’s Stock Option and Incentive Plan.
Under the Performance Share Plan, participants shall receive a grant of a target number of performance shares which may be earned at the end of the three year performance period. The Compensation Committee of the Board will designate that a participant’s performance shares may be earned based on the achievement level of the target adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) for either the Company or one of its brands. Participants will earn 100% of their granted performance shares if the applicable Adjusted EBITDA target set by the Board is achieved in the last year of the performance period. The distribution percentage for performance shares will be 0% if the Adjusted EBITDA does not reach a minimum level set by the Board, and the distribution percentage may be up to 200% if the Adjusted EBITDA exceeds the target up to a maximum Adjusted EBITDA set by the Board. In order to receive the grant of performance shares, a participant must be employed by the Company at the end of three consecutive fiscal years, subject to certain exceptions enumerated in the Performance Share Plan.
The foregoing is only a summary and it is qualified in its entirety by the specific terms of the Performance Share Plan attached as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.
On August 26, 2021, the Board also approved the Terms of Restricted Stock Unit Award (the “RSU Award”) for executive officers and other officers pursuant to the Company’s Stock Option and Incentive Plan. Under the RSU Award, participants shall receive a grant of restricted stock that will vest on the third anniversary of the award date. In order to receive the restricted stock, a participant must be employed by the Company at the end of three consecutive fiscal years, subject to certain exceptions enumerated in the RSU Award.
The foregoing is only a summary and it is qualified in its entirety by the specific terms of the RSU Award attached as Exhibit 10.2 to this Form 8-K and incorporated herein by reference.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
10.1        Brinker International, Inc. Performance Share Plan
10.2        Brinker International, Inc. Terms of Restricted Stock Unit Award

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC., a Delaware corporation

Dated: August 31, 2021	By:	/S/ WYMAN T. ROBERTS
Wyman T. Roberts,
President and Chief Executive Officer
of Brinker International, Inc.
and President of Chili’s Grill & Bar
(Principal Executive Officer)